SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2005

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-10275 (Commission File Number)	74-1914582 (IRS Employment Identification No.)

6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)

Registrant's telephone number, including area code    972-980-9917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

____     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

____     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
             240.14d-2(b)).

____     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR
             240.13e-4(c)).

Item 2.02.  Results of Operations and Financial Condition.

The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

On October 25, 2005, Brinker International, Inc. issued a Press Release announcing its first quarter fiscal 2006 results.  A copy of this Press Release is attached hereto as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits.

            (c)     Exhibits.

             99   Press Release, dated October 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: October 26, 2005	By: /s/ Douglas H. Brooks
Douglas H. Brooks, Chairman of the Board
President and Chief Executive Officer